                                                  Exhibit E.2.


                            Modified

                          FORM U-13-60


                         ANNUAL REPORT


                         For the Period

     Beginning January 1, 1996 and Ending December 31, 1996


                             To The

            U.S. SECURITIES AND EXCHANGE COMMISSION

                               Of

              New England Electric Resources, Inc.

                  A Subsidiary Service Company


            Date of Incorporation:  January 13, 1992


State or Sovereign Power under which Incorporated or Organized:

                The Commonwealth of Massachusetts


 Location of Principal Executive Offices of Reporting Company:

                       25 Research Drive
                     Westborough, MA  01582


     Report filed pursuant to Order dated September 4, 1992
                     in file number 70-7950

Name, title, and address of officer to whom correspondence concerning this report should be addressed:

                    J.G. Cochrane, Treasurer
                       25 Research Drive
                     Westborough, MA  01582


    Name of Principal Holding Company Under Which Reporting
                     Company is Organized:

                  New England Electric System




SEC 1926 (6-82)

         INSTRUCTIONS FOR USE OF MODIFIED FORM U-13-60



            1. Time of Filing Annual Report essentially in the form of U-13-60 shall be filed appended to Form U5S, Annual Report of the Parent and Associate Companies Pursuant to the Public Utility Holding Company Act of
1935.  Form U5S is required to be filed by May 1.

            2. Number of Copies Each annual report shall be filed in duplicate. The company should prepare and retain at least one extra copy for itself in case correspondence with reference to the report becomes necessary.

            3. Definitions - Definitions contained in Instruction 01-8 to the Uniform System of Accounts for Mutual Service Companies and Subsidiary Service Companies, Public Utility Holding Company Act of 1935, as amended February 2, 1979 shall be applicable to words or terms used specifically within this Form U-13-60.

            4. Organization Chart - The company shall submit with each annual report a copy of its current organization chart.

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

         LISTING OF SCHEDULES AND ANALYSIS OF ACCOUNTS

                                              Schedule or     Page
Description of Schedules and Accounts        Account No.    Number

COMPARATIVE BALANCE SHEET                Schedule I               4-5

 Company property                        Schedule II              6-7
 Accumulated provision for depreciation
   and amortization of company property  Schedule III               8
 Investments                             Schedule IV                9
 Accounts receivable                     Schedule V                10
 Miscellaneous deferred debits           Schedule IX               11
 Proprietary capital                     Schedule XI               12
 Long-term debt                          Schedule XII              13
 Current and accrued liabilities         Schedule XIII             14
 Notes to financial statements           Schedule XIV              15


COMPARATIVE INCOME STATEMENT             Schedule XV               16

 Analysis of billing - nonassociate companies              Account 458              17-18
 Departmental analysis of salaries       Account 920               19
 Outside services employed               Account 923            20-22
 Miscellaneous general expenses          Account 930.2             23
 Taxes other than income taxes           Account 408               24
 Donations                               Account 426.1             25
 Other deductions                        Account 426.5             26
 Notes to statement of income            Schedule XVIII            27


ORGANIZATION CHART                                                 28


     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996

                           SCHEDULE I
                   COMPARATIVE BALANCE SHEET

Give balance sheet of Company as of December 31 of the current and prior year


Account           Assets and Other Debits              As of December 31
                                                  Current                   Prior
     COMPANY PROPERTY
101  Company property (Schedule II)                    $                  $
107  Construction work in progress (Schedule II)
                                                       -------            -------
          Total Property
                                                       -------            -------
108  Less accumulated provision for depreciation
      and amortization of company property
      (Schedule III)
                                                       -------            -------
          Net Company Property
                                                       -------            -------
     INVESTMENTS
123  Investments in associate companies (Sch. IV)    1,475,000            999,999
124  Other Investments (Schedule IV)
                                                     ---------            -------
          Total Investments                          1,475,000            999,999
                                                     ---------            -------
     CURRENT AND ACCRUED ASSETS
131  Cash                                              180,836             69,588
134  Special deposits
135  Working funds
136  Temporary cash investments (Schedule IV)
141  Notes receivable
143  Accounts receivable (Schedule V)                1,234,582            319,516
144  Accumulated provision of uncollectible accounts
146  Accounts receivable from associate companies      128,096                 41
152  Fuel stock expenses undistributed
154  Materials and supplies
163  Stores expense undistributed
165  Prepayments                                       866,287            501,600
174  Miscellaneous current and accrued assets
                                                     ---------            -------
          Total Current and Accrued Assets           2,409,801            890,745
                                                     ---------            -------
     DEFERRED DEBITS
181  Unamortized debt expense
184  Clearing accounts
186  Miscellaneous deferred debits (Schedule IX)                          125,350
188  Research, development, or demonstration
      expenditures
190  Accumulated deferred income taxes
                                                     ---------            -------
                                                           -0-            125,350
          Total Deferred Debits                      ---------            -------

      TOTAL ASSETS AND OTHER DEBITS                 $3,884,801         $2,016,094
                                                     =========            =======

          ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

               For the Year Ended December 31, 1996


                            SCHEDULE I
                    COMPARATIVE BALANCE SHEET

Account   Liabilities and Proprietary Capital            As of December 31
                                                  Current                     Prior
    PROPRIETARY CAPITAL
201 Common stock issued (Schedule XI)              $    1,000 $    1,000
211 Miscellaneous paid-in-capital (Schedule XI)     8,448,999  3,398,999
215 Appropriated retained earnings (Schedule XI)
216 Unappropriated retained earnings (Schedule XI)(5,321,413)(1,713,513)
                                                    ---------  ---------
       Total Proprietary Capital                    3,128,586  1,686,486
                                                    ---------  ---------

    LONG-TERM DEBT
223 Advances from associate companies (Schedule XII)
224 Other long-term debt (Schedule XII)
225 Unamortized premium on long-term debt
226 Unamortized discount on long-term debt - debit
                                                    ---------    -------
       Total Long-Term Debt
                                                    ---------    -------

    CURRENT AND ACCRUED LIABILITIES
231 Notes payable
232 Accounts payable                                  238,342    142,401
233 Notes payable to associate companies
     (Schedule XIII)
234 Accounts payable to associate companies
     (Schedule XIII)                                  465,891     11,707
236 Taxes accrued
237 Interest accrued
238 Dividends declared
241 Tax collections payable                               382
242 Miscellaneous current and accrued
     liabilities (Schedule XIII)
                                                    ---------    -------
       Total Current and Accrued Liabilities          704,615    154,108
                                                    ---------    -------

    DEFERRED CREDITS
253 Other deferred credits
255 Accumulated deferred investment tax credits
                                                    ---------   --------
       Total Deferred Credits
                                                    ---------   --------

283 ACCUMULATED DEFERRED INCOME TAXES                  51,600    175,500
                                                    ---------   --------
       TOTAL LIABILITIES AND PROPRIETARY CAPITAL   $3,884,801 $2,016,094
                                                    =========  =========


      ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

               For the Year Ended December 31, 1996


                           SCHEDULE II
                         COMPANY PROPERTY

                         (Not Applicable)

                        BALANCE AT                  RETIREMENTS                    BALANCE
                       BEGINNING                       OR   OTHER (1)             AT CLOSE
           DESCRIPTION   OF YEAR          ADDITIONS           SALES              CHANGES         OF YEAR
Account

301  Organization
303  Miscellaneous
                            Intangible
                            Plant
304  Land and Land
                            Rights
305  Structures and
                            Improvements
306  Leasehold
                            Improvements
307  Equipment (2)
308  Office
                            Furniture and
                            Equipment
309  Automobiles,
                            Other Vehicles
                            and Related
                            Garage
                            Equipment
310  Aircraft and
                            Airport
                            Equipment
311  Other Company
                            Property (3)
                               ----    -------               ---              ----           ----
        SUB-TOTAL              None                                                          None
                               ----    -------               ---              ----           ----

107  Construction
        Work in
        Progress (4)
                               ----    -------               ---              ----           ----
        TOTAL                  None                                                          None
                               ====    =======               ===              ====           ====

(1)  PROVIDE AN EXPLANATION OF THOSE CHANGES CONSIDERED MATERIAL:

      ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996


                     SCHEDULE II - CONTINUED

                         (Not Applicable)


(2) Subaccounts are required for each class of equipment owned. The company shall provide a listing by subaccount of equipment additions during the year and the balance at the close of the year:

                                                           BALANCE
                                                          AT CLOSE
    SUBACCOUNT DESCRIPTION                  ADDITIONS     OF YEAR

                                                   ----           ----
          TOTAL                                    None           None
                                                   ====           ====



(3) DESCRIBE OTHER COMPANY PROPERTY:

          None








(4) DESCRIBE CONSTRUCTION WORK IN PROGRESS:

          None

      ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

               For the Year Ended December 31, 1996


                           SCHEDULE III
            ACCUMULATED PROVISION FOR DEPRECIATION AND
                 AMORTIZATION OF COMPANY PROPERTY

                         (Not Applicable)

                                ADDITIONS                       OTHER
                     BALANCE AT           CHARGED              CHANGES             BALANCE
                      BEGINNING               TO    RETIRE-     ADD                AT CLOSE
DESCRIPTION           OF YEAR    ACCT 403           MENTS    (DEDUCT)(1)           OF YEAR
Account

301 Organization
303 Miscellaneous
     Intangible
     Plant
304 Land and Land
     Rights
305 Structures and
     Improvements
306 Leasehold
     Improvements
307 Equipment
308 Office
     Furniture and
     Equipment
309 Automobiles,
     Other Vehicles
     and Related
     Garage
     Equipment
310 Aircraft and
     Airport
     Equipment
311 Other Company
     Property
                             ----                ---                 ---            ---           ----
          TOTAL              None                                                                 None
                             ====                ===                 ===            ===           ====


22) PROVIDE AN EXPLANATION OF THOSE CHANGES CONSIDERED MATERIAL:

          None


     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996


                          SCHEDULE IV
                          INVESTMENTS


INSTRUCTIONS:    Complete the following schedule concerning investments.

            Under Account 124 "Other Investments," state each investment separately, with description, including, the name of issuing company, number of shares or principal amount, etc.

                                             BALANCE AT   BALANCE AT
                                              BEGINNING    CLOSE
DESCRIPTION                                    OF YEAR     OF YEAR

ACCOUNT 123 - INVESTMENT IN ASSOCIATE COMPANIES
                                                  -------     -------
      TOTAL                                          None        None
                                                  =======     =======


ACCOUNT 128 - OTHER INVESTMENTS
             Separations Technologies, Inc.      $999,999  $  999,999
             Monitoring Technologies, Inc.            -0-     475,001
                                                  -------   ---------

      TOTAL (1)                                  $999,999  $1,475,000
                                                  =======   =========

ACCOUNT 136 - TEMPORARY CASH INVESTMENTS
                                                  -------   ---------
      TOTAL                                          None        None
                                                  =======   =========

(1) See page 15 "Notes to Financial Statements" footnote (2), (3).


     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996

                           SCHEDULE V
                      ACCOUNTS RECEIVABLE



INSTRUCTIONS:    Complete the following schedule listing accounts receivable.


                                             BALANCE AT   BALANCE AT
                                              BEGINNING    CLOSE
                                               OF YEAR     OF YEAR
DESCRIPTION

ACCOUNT 143 -                                 Nantucket Electric Company (1)            300,840            -0-
           Accounts Receivable (Non-
             Associated Companies)                18,676     1,234,582
                                                 -------     ---------
           TOTAL                                $319,516    $1,234,582
                                                 =======     =========















(1) In 1996, Nantucket Electric Company became an associated company and the receivable balance due at December 31, 1996 ($125,350) is included with Accounts Receivable from associated companies.


     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996

                          SCHEDULE IX
                 MISCELLANEOUS DEFERRED DEBITS



INSTRUCTIONS:                                Provide detail of items in this account.  Items less than
                                             $10,000 may be grouped by class, showing the number of items in each class.

                                             BALANCE AT   BALANCE AT
                                              BEGINNING    CLOSE
DESCRIPTION                                    OF YEAR     OF YEAR

ACCOUNT 186 - DEFERRED DEBITS

             NANTUCKET ELECTRIC - LONG TERM
               RECEIVABLE                        $125,350          $0

                                                  -------     -------
          TOTAL                                              $125,350             $0
                                                  =======     =======

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996

                          SCHEDULE XI
                      PROPRIETARY CAPITAL

                                                            OUTSTANDING
                           NUMBER OF   PAR OR STATED                    CLOSE OF PERIOD
ACCOUNT                      SHARES      VALUE      NO. OF                   TOTAL
NUMBER      CLASS OF STOCK AUTHORIZED  PER SHARE    SHARES                  AMOUNT
201                           COMMON STOCK ISSUED       10,000            $1          1,000              $1,000

INSTRUCTIONS:           Classify amounts in each account with a brief explanation, disclosing the general nature of transactions which give rise to the reported amounts.

DESCRIPTION
                                    AMOUNT

ACCOUNT 223 - MISCELLANEOUS PAID-IN CAPITAL (1)                8,448,999

ACCOUNT 215 - APPROPRIATED RETAINED EARNINGS
                                                               ---------
           TOTAL                                               8,448,999
                                                               =========


INSTRUCTIONS:           Give particulars concerning net income or (loss) during the year, distinguishing between compensation for the use of
                        capital owed or net loss remaining from servicing
                        non-associates per the General Instructions of the Uniform
                        Systems of Accounts.  For dividends paid during the year in cash or otherwise, provide rate percentage, amount of
                        dividend, date declared and date paid.

                   BALANCE AT   NET INCOME                            BALANCE AT
                    BEGINNING       OR     DIVIDENDS      CLOSE
DESCRIPTION         OF YEAR       (LOSS)     PAID       OF YEAR

ACCOUNT 216 -
 UNAPPROPRIATED
 RETAINED EARNINGS   $(1,713,513) $(3,607,900)                   None             $(5,321,413)
                ----------          ----------                   ----          ----------
        TOTAL           $(1,713,513)      $(3,607,900)           None             $(5,321,413)
                =======     ======= ==========                   ====          ==========



(1) Amount represents contributions in the form of non-interest bearing subordinated notes issued from New England Electric System (NEES). As of December 31, 1996, NEES was authorized to invest up to $9.0 million dollars in the Company in the form of either subordinated noninterest bearing notes, capital contributions or common stock.


                   ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

                           For the Year Ended December 31, 1996


                                       SCHEDULE XII
                                      LONG-TERM DEBT

                                     (Not Applicable)


INSTRUCTIONS:    Advances from associate companies should be reported separately for advances on notes, and advances on open account.  Names of associate companies from which advances were received shall be shown under the class and series of obligation column.  For Account 224 - Other long-term debt provide the name of creditor company or organization, terms of the obligation, date of maturity, interest rate, and the amount authorized and outstanding.


               TERMS OF OBLIG         DATE                     BALANCE AT                   BALANCE AT
               CLASS & SERIES          OF   INTEREST   AMOUNT  BEGINNING               DEDUCTIONS       CLOSE
NAME OF CREDITOR            OF OBLIGATION   MATURITY   RATE    AUTHORIZED         OF YEAR   ADDITIONS (1)   OF YEAR

ACCOUNT 223 -
                      ADVANCES FROM
                      ASSOCIATE
                                                                                        COMPANIES:           None


ACCOUNT 224 -
                                                                                        OTHER LONG-TERM
                                                                                        DEBT:                None

                                                                                        TOTAL           None



(1) Give an explanation of deductions:

                                                                                        None

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996

                         SCHEDULE XIII
                CURRENT AND ACCRUED LIABILITIES



INSTRUCTIONS:                              Provide balance of notes and accounts payable to each
                                           associate company.  Give description and amount of
                                           miscellaneous current and accrued liabilities.  Items less than $10,000 may be grouped, showing the number of items in each group.

                                           BALANCE AT    BALANCE AT
                                            BEGINNING     CLOSE
DESCRIPTION                                  OF YEAR      OF YEAR
ACCOUNT 233 -                                NOTES PAYABLE TO ASSOCIATE
            COMPANIES

                                                   ----          ----
      TOTAL                                        None          None
                                                   ====          ====

ACCOUNT 234 -                                ACCOUNTS PAYABLE TO ASSOCIATE
            COMPANIES

 New England Power Service Company             $(2,848)     $(15,980)
 New England Hydro Transmission Electric Co.                                      39
 New England Electric Transmission Corp.                           59
 NEES Energy, Inc.                                              2,024
 Narragansett Electric Company                                  2,843
 Massachusetts Electric Company                                 8,298
 New England Power Company                       14,555       468,608
                                                              -------       --------
      TOTAL                                     $11,707      $465,891
                                                =======      ========

ACCOUNT 242 -                                MISCELLANEOUS CURRENT AND
            ACCRUED LIABILITIES
                                                   ----          ----
      TOTAL                                        None          None
                                                   ====          ====

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996

                          SCHEDULE XIV
                 NOTES TO FINANCIAL STATEMENTS



INSTRUCTIONS:    The space below is provided for important notes regarding
            the financial statements or any account thereof. Furnish particulars as to any significant contingent assets or liabilities existing at the end of the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.

            (1) To assist Nantucket Electric Company (NEC) in meeting its short-term needs for reliable energy, NEERI provided materials, delivery, installation, interconnection and start-up testing services for a fully automated two unit diesel driven electric generating plant at the existing NEC Airport Generating Station. The work took place at NEC and New England Electric facilities pursuant to a letter agreement and has been completed. The total compensation under the agreement was recognized during the third quarter of 1994. The agreement provides for billing over a three year period at $25,070 per month effective the month immediately following the notice to proceed by NEC. As of December 31, 1996, $125,350 had not yet been billed in accordance with the agreement.


            (2) On May 23, 1995, NEERI invested $999,999 in Separations Technologies, Inc. (STI). This investment is in the form of 153,846 shares of 6% cumulative convertible preferred stock.


            (3) On July 12, 1996 NEERI invested $475,001 in Monitoring Technologies, Inc. This investment is in the form of 271,429 shares of Series E convertible preferred stock.


            (4) In July, 1996 NEERI International, a wholly-owned subsidiary of NEERI, was formed under the laws of the Cayman Islands.
NEERI owns two shares of NEERI International, which will serve as a Project Parent for prospective EWG/FUCO investments under File No. 70-8783. NEERI International had no significant activity in 1996.

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996


                          SCHEDULE XV
                      STATEMENT OF INCOME

ACCOUNT            DESCRIPTION                   CURRENT     PRIOR
                                                  YEAR       YEAR
     INCOME

458  Services rendered to nonassociate companies  $1,379,230  $  97,120
421  Miscellaneous income or loss
                                                   ---------   --------
               TOTAL INCOME                       $1,379,230  $  97,120
                                                   ---------   --------

     EXPENSE

920  Salaries and wages
921  Office supplies and expenses                    437,161     80,567
922  Administrative expense transferred - credit
923  Outside services employed                     6,902,369  1,815,058
924  Property insurance
925  Injuries and damages
926  Employee pensions and benefits
930.1          General advertising expenses
930.2          Miscellaneous general expenses
931  Rents
932  Maintenance of structures and equipment
403  Depreciation and amortization expense
408  Taxes other than income taxes
409  Income taxes                                (2,228,500)  (901,842)
410  Provision for deferred income taxes                        333,600
411  Provision for deferred income taxes - credit  (123,900)  (158,100)
411.5          Investment tax credit
426.1          Donations
426.5          Other deductions
427  Interest on long-term debt
430  Interest on debt to associate companies
431  Other interest expense
                                                  ---------- ----------
               TOTAL EXPENSE                     $ 4,987,130$ 1,169,283
                                                  ---------- ----------
               NET INCOME OR (LOSS)             $(3,607,900)$(1,072,163)
                                                  ========== ==========

                   ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

                           For the Year Ended December 31, 1996


                                    ANALYSIS OF BILLING

                                  NONASSOCIATE COMPANIES
                                        ACCOUNT 458


                                     DIRECT    INDIRECT  COMPENSATION                   EXCESS          TOTAL
                                      COST      COST       FOR USE    TOTAL      OR      AMOUNT
NAME OF NONASSOCIATE COMPANY         CHARGED   CHARGED   OF CAPITAL             COST  DEFICIENCY       BILLED
                                      458-1    458-2        458-3             458-4

ThermoCor Kimmins (1)                                                                          600
Hydropower Technologies (2)                                                                    916
Blackstone Valley High School (3)                                                              951
Indeck Energy Services (4)                                                                   1,080
Pittsfield Generating Co.(5)                                                                 1,200
Ken's Foods, Inc. (6)                                                                        2,400
Hanover Improvement Society (7)                                                              3,528
MWRA-Sudbury Dam (8)                                                                         4,500
Texas Instruments (9)                                                                        5,000
Separation Technologies, Inc. (10)                                                          13,677
Power Technologies, LTD (11)                                                                16,819
University of Massachusetts (12)                                                            18,895
Trans Power New Zealand (13)                                                                20,497
Bechtel Construction (14)                                                                   69,126
Green Mountain Power (15)                                                                   85,160
MCM Enterprise (16)                                                                         88,432
National Energy Policy Office (17)                                                          93,700
Ogden Martin Systems (18)                                                                   97,042
U.S. Dept of Agriculture (19)                                                              135,445
Si3/Sargent (20)                                                                           150,070
Siemens (21)                                                                               173,992
U.S. Army Corps. of Engineers (22)                                                         396,200
                                                                                         ---------
   TOTAL                                                                                 1,379,230
                                                                                         =========


INSTRUCTION: Provide a brief description of the services rendered to each nonassociated company:

 (1)  Consulting environmental services.
 (2)  Consulting services for hydrogen unit alignment.
 (3)  Consulting services for boiler inspection.
 (4)  Consulting services for transmission line inspection.
 (5)  Construction services for transformer repair procedure.
 (6)  Consulting electrical services for new manufacturing plant.
 (7)  Consulting engineering services at earthen dam site.
 (8)  Consulting services for inspection of primary cable.
 (9)  Construction services for transformer repairs.
(10)  Construction and engineering services for separator installation.
(11)  Consulting engineering services for transmission feasibility study.
(12)  Construction services for installation of radio tower.
(13)  Consulting engineering services for upgraded data acquisition systems.
(14)  Construction services at combined cycle generating plant.
(15)  Construction and engineering services for transmission interconnection.
(16)  Construction services for installation of rotor-mounted scanners.
(17)  Consulting electrical services for study of power purchase agreements.
(18)  Construction and engineering services for boiler repairs.
(19)  Consulting and construction services for subwatershed dam repairs.
(20)  Consulting services for retrofit and calibration of electric meters.
(21)  Construction services at combined cycle generating plant.
(22)  Construction services for dam gate machinery refurbishment.

      ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

               For the Year Ended December 31, 1996


                DEPARTMENTAL ANALYSIS OF SALARIES
                           ACCOUNT 920


NAME OF DEPARTMENT                                           NUMBER
                                                            PERSONNEL
Indicate each dept. or                         SALARY         END OF
service function                               EXPENSE        YEAR

                                                      None        None
                                                      ----        ----
    TOTAL                                             None        None
                                                      ====        ====

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996


                   OUTSIDE SERVICES EMPLOYED
                          ACCOUNT 923



INSTRUCTIONS:                           Provide a breakdown by subaccount of outside services
                                        employed.  If the aggregate amounts paid to any one payee
                                        and included within one subaccount is less than $25,000,
                                        only the aggregate number and amount of all such payments
                                        included within the subaccount need be shown.  Provide a
                                        subtotal for each type of service.

                                            RELATIONSHIP
                                           "A"- ASSOCIATE
FROM WHOM PURCHASED       ADDRESS        "NA"- NON ASSOCIATE          AMOUNT
LEGAL SERVICES

Skadden, Arps, Slate 1440 New York Ave., N.W.               NA          $363,373
 Meagher & Flom      Washington, DC 20005-2111

Gadens Ridgeway      Central Plaza One       NA                 74,933
                     345 Queen Street
                     Brisbane QLD 4000 Australia

Swidler & Berlin     3000 K Street, N.W.     NA                 37,569
                     Suite 300
                     Washington, DC 20007-5116

Hunton & Williams    200 Park Avenue         NA                 36,148
                     New York, NY 10166


Halloran & Sage      One Goodwin Square      NA                 26,609
                     225 Asylum Street
                     Hartford, Ct 06103-4303

6 Vendors
(each under $25,000)                                            50,129
                                                               -------
                     SUBTOTAL                                 $588,761


     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996

                   OUTSIDE SERVICES EMPLOYED
                          ACCOUNT 923

                                            RELATIONSHIP
                                           "A"- ASSOCIATE
FROM WHOM PURCHASED       ADDRESS        "NA"- NON ASSOCIATE          AMOUNT
OTHER SERVICES

New England Power    25 Research Drive       A              $3,659,528
 Service Company     Westborough, MA 01582

New England Power    25 Research Drive       A                 625,403
 Company             Westborough, MA 01582

Environmental Science                        532 Atwells Avenue  NA           401,221
 Services            Providence, RI 02909

The First National Bank                      100 Federal Street  NA           354,992
 of Boston                                   Boston, MA 02110

Triad Engineering Corp.                      131 Middlesex Turnpike        NA           310,107
                     Burlington, MA 01803

A. Gilberto Carvalho 5450 Glenridge Drive    NA                164,841
                     Atlanta, GA 30338

Promon Technical Services                    Praia do Flamengo 154         NA            85,960
                     22207-900 Rio de Janeiro
                     RJ Brasil

George P. Sasdi      Electric Power Consultancy             NA       63,495
                     24 Hawthorne Avenue
                     Newton, MA 02166

Bradford Randolph    40 Central Park South   NA                 60,651
                     New York, NY 10019

U.S. Technologies, Inc.                      308 Belair Drive    NA           $58,011
                     Glenview, IL 60025

B & T  Consortium    Bajrok 1, 11-1063       NA                 50,681
                     Budapest, Hungary

Power Technologies, Inc.                     1482 Erie Boulevard NA            43,740
                     Schenectady, NY 12305

General Electric     P.O. Box 102827         NA                 37,742
                     Atlanta, GA 30368



PAGE 22


     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996

                   OUTSIDE SERVICES EMPLOYED
                          ACCOUNT 923


                                            RELATIONSHIP
                                           "A"- ASSOCIATE
FROM WHOM PURCHASED       ADDRESS        "NA"- NON ASSOCIATE          AMOUNT

OTHER SERVICES (continued)

ABB Power T&D Co., Inc.                      1021 Main Campus Drive   NA            40,000
                     Raleigh, NC 27606

Maxpower International                       18 Winthrop Avenue       NA            36,127
 Corp.               Marblehead, MA 01945

Phoenix Environmental                        Linwood, PA    NA            35,000
 Services

Underwater Unlimited 3461-A S.W. Palm City Ave              NA            33,248
 Diving Services     Palm City, FL 34990

Evaldo P. Ramos      Rva Da Assemri Fia      NA                 31,667
                     58-108 Andar
                     RJ Brasil

Arthur Andersen      P.O. Box 3917           NA                 29,050
                     Boston, MA 02241

26 Vendors*
(each under $25,000)                                           192,144
                                                             ---------
                     SUBTOTAL                               $6,313,608
                                                             ---------
                     TOTAL SERVICES                         $6,902,369
                                                             =========

*Includes $9,460 from Massachusetts Electric Company, $3,346 from The
Narragansett Electric Company, $2,024 from NEES Energy, Inc., $20 from New
England Electric Transmission Corporation and $39 from New England Hydro-
Transmission Electric Company which are associated Companies.


     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996


                 MISCELLANEOUS GENERAL EXPENSES
                         ACCOUNT 930.2



INSTRUCTIONS:  Provide a listing of the amount included in Account 930.2,
            "Miscellaneous General Expenses", classifying such expenses according to their nature. Payments and expenses permitted by Sections 321(b)(2) of the Federal Election Campaign Act, as amended by Public Law 94-283 in 1976 (2 U.S.C. Section 441(b)(2)) shall be separately classified.


            DESCRIPTION                          AMOUNT


                                                            None
                                                            ----
                    TOTAL                                   None
                                                            ====

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996


                 TAXES OTHER THAN INCOME TAXES
                          ACCOUNT 408



INSTRUCTIONS:  Provide an analysis of Account 408, "Taxes Other Than Income
           Taxes". Separate the analysis into two groups: (1) other than U.S. Government taxes, and (2) U.S. Government taxes. Specify each of the various kinds of taxes and show the amounts thereof. Provide a subtotal for each class of tax.


            KIND OF TAX                                      AMOUNT

            1) OTHER THAN U.S. GOVERNMENT TAXES
                Massachusetts State Tax                           None
                                                                 -----
                         SUBTOTAL                                 None
                                                                 -----

            2) U.S. GOVERNMENT TAXES                              None
                                                                 -----
                         SUBTOTAL                                 None
                                                                 -----
                         TOTAL                                    None
                                                                 =====

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996


                           DONATIONS
                         ACCOUNT 426.1



INSTRUCTIONS:  Provide a listing of the amount included in Account 426.1,
            "Donations", classifying such expenses by its purpose. The aggregate number and amount of all items of less than $3,000 may be shown in lieu of details.


NAME OF RECIPIENT        PURPOSE OF DONATION                NONE

                                                                 ----
                         TOTAL                                   None
                                                                 ====

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996


                        OTHER DEDUCTIONS
                         ACCOUNT 426.5



INSTRUCTIONS:  Provide a listing of the amount included in Account 426.5,
           "Other Deductions", classifying such expenses according to their nature.


            DESCRIPTION               NAME OF PAYEE          NONE

                                                                 ----
                    TOTAL                                        None
                                                                 ====

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996

                         SCHEDULE XVIII
                  NOTES TO STATEMENT OF INCOME



INSTRUCTIONS:  The space below is provided for important notes regarding the statement of income or any account thereof. Furnish particulars as to any significant increase in services rendered or expenses incurred during the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.
                       ORGANIZATION CHART

              For the Year Ended December 31, 1996




                       Board of Directors
                               !
                               !
                               !
                           President
                               !
                               !
                               !
                 ------------------------------
                  !                       !
                  !                       !
                  !                       !
                                           Treasurer            Clerk

     ANNUAL REPORT OF NEW ENGLAND ELECTRIC RESOURCES, INC.

              For the Year Ended December 31, 1996

                        SIGNATURE CLAUSE



     Pursuant to the requirements of the Public Utility Holding Company
Act of 1935 and the rules and regulations of the Securities and Exchange Commission issued thereunder, the undersigned company has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.



              New England Electric Resources, Inc.
               ---------------------------------
                  (Name of Reporting Company)





                                By:   s/John G. Cochrane
                                   -------------------------------
                                   (Signature of Signing Officer)




                    J.G. Cochrane Treasurer
          -------------------------------------------
          (Printed Name and Title of Signing Officer)



Date:  April 30, 1997
       ---------------